UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 7, 2023

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (862) 904-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 7, 2023, the Company announced data from two oral presentations (the “Presentations”) and a poster presentation (the “Poster”) by faculty members at the Center for Transplantation Sciences, Massachusetts General Hospital, and collaborators of the Company, at the 2023 American Transplant Congress held June 3, 2023 to June 7, 2023 (“ATC”). A copy of the press release which discusses this matter is furnished hereto as Exhibit 99.01, and incorporated herein by reference. Copies of the Presentations and Poster are furnished hereto as Exhibits 99.02, 99.03 and 99.04, and incorporated herein by reference

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.01 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On June 7, 2023, the Company announced data from the Presentations and Poster at the ATC by faculty members at the Center for Transplantation Sciences, Massachusetts General Hospital, and collaborators of the Company. The research involves studies of the Company’s TNX-1500 (Fc-modified anti-CD40L monoclonal antibody) product candidate for the prevention of organ transplant rejection. The molecular target of TNX-1500 is CD40-ligand (CD40L), which is also known as CD154.

The Presentations, entitled, “Fc-Modified anti-CD154 Mab Induced Long Term Renal Allograft Survival without Thromboembolic Complications” by Dr. Ryo Otsuka, et al., and “Efficacy of CD154 Blockade with TNX-1500 to prevent heart allograft immune injury” by Dr. Ikechukwu Ileka, et al., and the Poster, entitled “anti-CD154 mAb (TNX-1500) Alone, or in Combination with Rapamycin, MMF, or anti-CD28 mAb (VEL-101) Prolongs Cynomolgus Cardiac Allograft Survival” by Dr. Kohei Kinoshita, et al., include data demonstrating that TNX-1500 showed activity in preventing organ rejection and was well tolerated in non-human primates. Blockade of CD40L with TNX-1500 monotherapy consistently prevented pathologic alloimmunity in non-human primate kidney and cardiac allograft models without clinical thrombosis. The Company expects to begin a Phase 1 trial with TNX-1500 in the third quarter of 2023, and believes that TNX-1500 has potential for treating autoimmune conditions including systemic lupus erythematosus, Sjögren’s syndrome and multiple sclerosis.

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.
	99.01	Press Release of the Company, June 7, 2023
	99.02	Fc-Modified anti-CD154 Mab Induced Long Term Renal Allograft Survival without Thromboembolic Complications
	99.03	Efficacy of CD154 Blockade with TNX-1500 to prevent heart allograft immune injury
	99.04	anti-CD154 mAb (TNX-1500) Alone, or in Combination with Rapamycin, MMF, or anti-CD28 mAb (VEL-101) Prolongs Cynomolgus Cardiac Allograft Survival
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: June 7, 2023	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer